As filed with the Securities and Exchange Commission on January 28, 1997


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               January 23, 1997

                Exact name of Registrant as specified
Commission      in its charter, address of principal                State of           I.R.S. Employer
File No.        executive offices, telephone number               Incorporation       Identification No.
1-8349          FLORIDA PROGRESS CORPORATION                      Florida               59-2147112
                One Progress Plaza
                St. Petersburg, Florida 33701
                Telephone (813) 824-6400

1-3274          FLORIDA POWER CORPORATION                         Florida               59-0247770
                3201 34th Street South
                St. Petersburg, Florida 33711
                Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


      In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1996:

      Florida Power issued a news release dated January 23, 1997 and Florida Progress issued a related Investor News report of even date therewith reporting the signing of an agreement to acquire the Tiger Bay Cogeneration facility. Florida Progress also issued a news release dated January 27, 1997 and a related Investor News report of even date therewith reporting 1996 earnings. Copies of the news releases and reports are being filed herewith as Exhibits 99.(a), 99.(b), 99.(c) and 99.(d), respectively.


Item 7.  Financial Statements and Exhibits

      (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Power Corporation News Release dated January 23, 1997 regarding the acquisition of Tiger Bay.

99.(b) Florida Progress Corporation Investor News report dated January 23, 1997 regarding the acquisition of
                        Tiger Bay.

99.(c) Florida Progress Corporation News Release dated January 27, 1997 regarding 1996 earnings.

99.(d)                 Florida Progress Corporation Investor News report dated
                        January 27, 1997 regarding 1996 earnings.
                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA PROGRESS CORPORATION

                                    FLORIDA POWER CORPORATION

                                          /s/ Jeffrey R. Heinicka
                                    By:____________________________
                                          Jeffrey R. Heinicka
                                       Senior Vice President and
                                         Chief Financial Officer
                                           of each Registrant



Date:  January 27, 1997

                               EXHIBIT INDEX



Exhibit No.             Description of Exhibit

99.(a) Florida Power Corporation News Release dated January 23, 1997 regarding the acquisition of Tiger Bay.

99.(b) Florida Progress Corporation Investor News report dated January 23, 1997 regarding the acquisition of
                        Tiger Bay.

99.(c) Florida Progress Corporation News Release dated January 27, 1997 regarding 1996 earnings.

99.(d) Florida Progress Corporation Investor News report dated January 27, 1997 regarding 1996 earnings.